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                                   EXHIBIT 23

                          INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in Registration Statement Nos. 33-19180, 33-89896, 33-25244 and 33-87626 of Analysts
International Corporation on Form S-8 of our report dated August 21, 2000, incorporated by reference in this Annual Report on Form 10-K of Analysts International Corporation for the year ended June 30, 2000.




/s/ Deloitte & Touche LLP

Minneapolis, Minnesota
September 28, 2000










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